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                                                                 EXHIBIT 10.4
                                                                 FORM OF
                                                                 ADMINISTRATION
                                                                 AGREEMENT


                               ADMINISTRATION AGREEMENT


          THIS ADMINISTRATION AGREEMENT (this "Agreement"), dated as of __________, 1998, is entered into among Commonwealth Edison Company, an Illinois corporation, ("ComEd" or the "Administrator"), ComEd Funding, LLC, a Delaware limited liability company ("CE Funding") and ComEd Transitional Funding Trust, a Delaware business trust (the "Note Issuer").

          WHEREAS, pursuant to Article XVIII of the Illinois Public Utilities Act (the "Act"), the Administrator has formed CE Funding as a Delaware limited liability company of which the Administrator is the sole member in order for CE Funding to become a "grantee" of "intangible transition property" in accordance with the Act; and

          WHEREAS, the Note Issuer has been created in order to accept the assignment of all of CE Funding's right, title and interest in and to the intangible transition property and certain other property so that the Note Issuer shall be an "assignee" as defined in Article XVIII of the Act and will issue "transitional funding instruments" (the "Notes"), the net proceeds of which will be paid by the Note Issuer to CE Funding and by CE Funding to ComEd; and

          WHEREAS, CE Funding and the Note Issuer each require certain facilities, including, without limitation, office space, office furniture and equipment, computer equipment and communications equipment, to carry on their respective business activities; and

          WHEREAS, CE Funding and the Note Issuer each require certain services, including, without limitation, administrative, personnel, purchasing and operational services, in order to carry on their respective business activities; and

          WHEREAS, each of CE Funding and the Note Issuer desire to engage ComEd as Administrator hereunder in order to provide such facilities and services to CE Funding and the Note Issuer and to administer the day to day operations of CE Funding and the Note Issuer; and

          WHEREAS, ComEd is willing to provide such facilities and services and to act as Administrator hereunder; and

          WHEREAS, the parties hereto believe that the Administrator's provision of such facilities and services will be efficient and cost-effective for all parties involved; and

          WHEREAS, the parties hereto wish to incorporate certain terms and provisions of that certain Affiliated Interests Agreement (the "AIA") dated as of December 4, 1995 among

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Unicom Corporation ("Unicom"), ComEd and certain other entities, as amended, a copy of which agreement is attached hereto as EXHIBIT A;

          NOW, THEREFORE, in consideration of the mutual promises set forth below, the parties hereby agree as follows:

          1. DEFINITIONS. Capitalized terms used in this Agreement without definition shall have the meaning set forth in the AIA. Non-capitalized terms used herein which are defined in Article XVIII of the Act shall have the meanings as so defined therein.

          2. PROVISIONS OF FACILITIES AND SERVICES. During the term of this Agreement, ComEd hereby agrees to act as Administrator hereunder on behalf of CE Funding and on behalf of the Note Issuer. The Administrator shall make available or provide to CE Funding and the Note Issuer upon their request, such facilities (collectively, "FACILITIES") as are described in Section 2.1 of the AIA and such services (collectively, "SERVICES") as are described in Section 2.2 of the AIA; PROVIDED that (i) the Administrator shall have no obligation to provide any such Facilities or Services to the extent that ComEd, as a Provider under the AIA, would not be obligated to provide such Facilities or Services thereunder and (ii) such Services shall be administrative and ministerial in nature and are not intended to provide the Administrator with the right to manage and control CE Funding or the Note Issuer, it being understood that the management and control of CE Funding and the Note Issuer shall be governed by separate agreements relating to such matters, including without limitation CE Funding's certificate of formation and limited liability company agreement and the declaration of trust of the Note Issuer. The parties hereto further acknowledge that CE Funding and the Note Issuer have been formed as special purpose entities whose business activities will be limited to the perfection and maintenance of rights in the intangible transition property created under an order from the Illinois Commerce Commission and under the assignment transactions contemplated thereby, the issuance of the Notes, the entry into such documents as may be required to evidence and consummate the foregoing transactions and any other matters relating or incidental thereto. Accordingly, the Administrator shall have no obligation hereunder to provide or perform Facilities or Services to CE Funding or the Note Issuer if such Services or Facilities are not reasonably related to the business activities recited above. Notwithstanding the foregoing, the Administrator shall provide all Facilities and Services which CE Funding or the Note Issuer, as applicable, have reasonably demonstrated are necessary for one or both of them to comply with the terms of, and perform their obligations under, all documents, agreements or instruments entered into in connection with the issuance of the Notes, including, without limitation, all obligations of the Note Issuer under the indenture (the "Note Indenture") governing the issuance of such Notes. All Facilities and Services shall, except as otherwise specifically set forth in this Agreement, be provided without warranty of any kind as provided in Section 6.1 of the AIA.

          3. INSTRUCTIONS TO EMPLOYEES. The Administrator shall advise all of its employees and all of any other Provider's employees requested to perform Services that each of CE Funding and the Note Issuer is a separate legal entity from ComEd, ComEd's subsidiaries and affiliates other than CE Funding, and shall instruct such employees not to represent ComEd or


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its affiliates as having agreed to pay or as being liable for the debts of CE
Funding or the Note Issuer and not to represent CE Funding or the Note Issuer as having agreed to pay or as being liable for the debts of ComEd or ComEd's affiliates. The Administrator further agrees to advise all employees performing Services on behalf of CE Funding or the Note Issuer that, in performing such Services, such employees must follow any directions given them by the officers of CE Funding or the designated representatives of the Note Issuer, as applicable, and to act in the best interests of CE Funding and/or the Note Issuer, as applicable.

          4. EMPLOYEES. The Administrator shall at all times during the term of this Agreement provide the following services to all of its personnel who provide Services to CE Funding or the Note Issuer from time to time (such personnel, the "Employees"), whether or not such Employees are also officers of CE Funding or are authorized as officers of CE Funding to act on behalf of the
Note Issuer: (i) any and all compensation and benefits (including, but not limited to, vacation, holiday and sick pay, life and health insurance, and pension benefits) comparable to those maintained for the Administrator's employees not engaged in rendering Services or as required by any applicable employment practices, policies and contracts, and (ii) the payment of all required federal, state, and local taxes, social security contributions and federal and state unemployment compensation insurance taxes. The Administrator shall also maintain workmen's compensation and liability insurance covering Employees in compliance with applicable law on a basis comparable to such insurance maintained for the Administrator's employees not engaged in rendering Services.

          5. CHARGES AND INVOICING. Charges for the use of Facilities and Services shall be determined in accordance with Section 5.1(b) and other applicable cost allocation provisions of the AIA and all invoicing and payment for such Facilities and Services shall be in accordance with Section 4.3 of the AIA; PROVIDED, however, that the Administrator acknowledges that payments owed under this Agreement, to the extent paid out of collections of instrument funding charges or other intangible transition property, shall be subject to the priority of payment set forth in the Note Indenture. All charges owed hereunder shall, unless otherwise expressly agreed by the parties, be deemed to be operating expenses, and not fees, for purposes of the Note Indenture.

          6. SERVICING AGREEMENT. Notwithstanding anything to the contrary in this Agreement, so long as the Administrator is also acting as "Servicer" under that certain Intangible Transition Property Servicing Agreement entered into as of even date with the Note Indenture, the Administrator hereby acknowledges and agrees that all out-of-pocket expenses and all other costs and expenses incurred by the Administrator in performing its role as Servicer are being separately compensated through payment of the "Servicing Fee" payable thereunder and shall not constitute costs and expenses payable to the Administrator under this Agreement.

          7. TERM. The term of this Agreement shall begin as of the date of issuance of the Notes, and, unless terminated earlier in accordance with the provisions hereof, shall end on June 30, 2009; PROVIDED, that, if the Notes issued by the Note Issuer have not been paid in full by such time, then the Note Issuer shall have the option, by providing thirty days' prior written


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notice, to renew this Agreement for successive one-year terms.  Notwithstanding the foregoing, any party hereunder may terminate this Agreement upon written notice to the other parties hereto; PROVIDED that the Administrator shall not cease to perform its obligations hereunder unless a successor administrator reasonably acceptable to CE Funding and the Note Issuer shall have been appointed.

          8. INDEPENDENT CONTRACTOR. The relationship of the Administrator to the other parties under this Agreement shall be solely that of an independent contractor entering into a services agreement. No representations or assertions shall be made or actions taken by either party which could imply or establish any agency, joint venture, partnership, employment or trust relationship between the parties with respect to the subject matter of this Agreement. The Administrator shall have no authority or power whatsoever to enter into any agreement, contract or commitment on behalf of the other parties hereto or create any liability or obligation whatsoever on behalf of such other parties to any person or entity. Conversely, neither CE Funding nor the Note Issuer shall have any authority or power whatsoever to enter into any agreement, contract or commitment on behalf of the Administrator or create any liability or obligation whatsoever on behalf of the Administrator to any person or entity.

          9. CONFIDENTIALITY. The parties hereto agree to abide by the confidentiality provisions set forth in Article VIII of the AIA.

          10. TAX MATTERS. Each of CE Funding and the Note Issuer has been established so as not to be an association taxable as a corporation for federal income tax purposes; accordingly, the parties hereto agree that the provisions of the Tax Sharing Agreement do not apply to the parties hereto.

          11. RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Note Issuer at any time during normal business hours.

          12. ADDITIONAL INFORMATION TO BE FURNISHED TO THE NOTE ISSUER. The Administrator shall furnish to the Note Issuer from time to time such additional information regarding the collateral for the Notes as the Note Issuer shall reasonably request.

          13. OTHER ACTIVITIES OF ADMINISTRATOR. Nothing herein shall prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Note Issuer.

          14. NOT APPLICABLE TO COMED IN OTHER CAPACITIES. Nothing in this Agreement shall affect any obligation ComEd may have in any other capacity.

          15. NO PETITION. Administrator hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes, it will not institute


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against, or join any other person in instituting against, CE Funding or the Note
Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          16.  MISCELLANEOUS.

          (a) All provisions of this Agreement shall be binding upon the parties hereto, their respective successors, legal representatives and assigns. Neither party shall have the right to assign all or any portion of its obligations under or interest in this Agreement, except monies which may be due pursuant hereto, without the prior written consent of the other party; PROVIDED, HOWEVER, that Administrator may subcontract or assign all or any portion of its obligations under or interest in this Agreement to any affiliate of Administrator upon written notice to CE Funding and the Note Issuer so long as any subcontracting will not relieve the Administrator from liability for its duties hereunder.

          (b) No waiver by any party hereto of any of its rights under this Agreement shall be effective unless in writing and signed by an officer of the party waiving such right. No waiver of any breach of this Agreement shall constitute a waiver of any subsequent breach, whether or not of the same nature. This Agreement may not be modified except by a writing signed by officers or other duly authorized representatives of each of the parties hereto.

          (c) This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and cancels and supersedes any and all prior written or oral contracts or negotiations between the parties hereto with respect to the subject matter hereof. All exhibits referenced herein are hereby incorporated into this Agreement and made an integral part hereof.

          (d) This Agreement and the rights and obligations of the parties under this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois.

          (e) The descriptive headings of the several sections hereof are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          (f) Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (g) In the event of any conflict between the terms of this Agreement and the terms of the AIA, the terms of the AIA shall control.


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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names by their duly authorized representatives as of the day and year first above written.

                                   COMMONWEALTH EDISON COMPANY

                                   By:
                                       -------------------------
                                   Title:
                                          ----------------------

                                   COMED FUNDING, LLC


                                   By:
                                       -------------------------
                                   Title:
                                          ----------------------

                                   COMED TRANSITIONAL FUNDING TRUST
                                   By: First Union Trust Company, National
                                   Association, as Delaware Trustee and not in
                                   its individual or corporate capacity

                                   By:
                                       -------------------------
                                   Title:
                                          ----------------------



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